SHARE BASED COMPENSATION	12 Months Ended
Dec. 31, 2023
SHARE BASED COMPENSATION
SHARE BASED COMPENSATION

21.   SHARE BASED COMPENSATION

2018 Share Incentive Plan

In January 2018, the Group adopted the 2018 Share Incentive Plan which allows the Group to offer incentive awards to employees, directors and consultants (the “Participants”). Under the 2018 Share Incentive Plan, the Group may issue incentive awards to the Participants to purchase not more than 9,000,000 Class A ordinary shares. The incentive awards granted under the Share Incentive Plans typically have a maximum life of six years and vest in typical ways as vest ratably over the following four years starting after the first/second/third anniversary of the stated vesting commencement date.

Share-based compensation expense of RMB2,464,763 was recognized in general and administrative expenses for the years ended December 31, 2021. Share-based compensation expense of RMB62,356 was reversed in general and administrative expenses due to forfeitures during the year ended December 31, 2022. Share-based compensation expense of RMB62,650 (USD8,824) was recognized in general and administrative expenses during the year ended December 31, 2023. During the year ended December 31, 2021, 2022 and 2023, cash used to settle the related share-based compensation is nil, nil and nil.

For options granted during the years ended December 31, 2021 and 2022, the weighted-average grant date fair value for options granted was USD2.42 and USD1.34, respectively computed using the binomial option pricing model. The binomial model requires the input of subjective assumptions including the expected stock price volatility and the expected price multiple at which employees are likely to exercise stock options. The Group uses historical data to estimate forfeiture rate. Expected volatilities are based on the average volatility of the Group and comparable companies. The risk-free rate for periods within the contractual life of the option is based on the U.S. Treasury yield curve in effect at the time of grant. During the year ended December 31, 2023, no options were granted.

21.   SHARE BASED COMPENSATION (CONTINUED)

2018 Share Incentive Plan (continued)

The fair value of share options was estimated using the following significant assumptions:

	Granted in 2021	Granted in 2022
Risk-free interest rate	0.92%	1.35%
Volatility	40%	39%
Dividend yield	2.5%	2.5%
Expected Life	6 years	6 years

The aggregate grant date fair value of the outstanding options was determined to be RMB34,994,421, RMB35,706,209 and RMB36,103,497 (USD5,085,071) as of December 31, 2021, 2022 and 2023, respectively and such amount shall be recognized as compensation expenses using the accelerate method for all employee share options granted. The total fair value of share options vested during the years ended December 31, 2021, 2022 and 2023 were RMB8,319,569, RMB8,998,734 and RMB9,145,095 (USD1,288,060).

Total unrecognized compensation expense related to unvested options was insignificant as of December 31, 2023.

The following table summarized the Group’s share option activity under the option plans:

			Weighted
		Weighted	Average
		Average	Remaining	Aggregate
	Number of	Exercise	Contractual	Intrinsic
	Options	Price	Life	Value
		USD	Years	USD
Share options outstanding at December 31, 2021 (As adjusted)	992,500	12.27	2.14	—
Granted	10,000	14.00	6	—
Forfeited	(62,000)	12.84	—	—
Share options outstanding at December 31, 2022 (As adjusted)	940,500	12.26	1.18	—
Forfeited	(15,500)	12.52	—	—
Share options outstanding at December 31, 2023	925,000	12.25	0.18	—
Vested and expected to vest at December 31, 2023	925,000	12.25	0.18	—
Exercisable as of December 31, 2023	914,250	12.22	0.18	—